Exhibit 10.39

FOURTH AMENDMENT TO SUBORDINATED PROMISSORY NOTES

THIS FOURTH AMENDMENT TO SUBORDINATED PROMISSORY NOTES (this “Fourth Amendment”) is made and entered into as of December 29, 2017, by and among the undersigned holders (the “Holders”) of certain subordinated promissory notes issued by Pacific Office Properties, L.P., a Delaware limited partnership (the “Maker”), and the Maker.
WITNESSETH:
WHEREAS, each of the Holders is the holder of the subordinated promissory note or notes issued by the Maker described on Exhibit A hereto (each, a “Note” and collectively, the “Notes”);
WHEREAS, certain of the Notes were previously amended by that certain Amendment to Subordinated Promissory Notes, dated as of February 6, 2014, by and among the Holders and the Maker, and certain of the Notes were amended or further amended by that certain Amendment to Subordinated Promissory Notes dated as of March 10, 2015, that certain Second Amendment to Subordinated Promissory Notes dated as of December 31, 2015, and that certain Third Amendment to Subordinated Promissory Notes dated as of September 30, 2016, in each case, by and among the Holders and the Maker; and
WHEREAS, each of the Holders and the Maker desire to amend or further amend certain provisions of the Notes, as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT:
1.    Maturity. The first sentence of paragraph 3(a) or 3(i), as applicable, of each Note is hereby deleted in its entirety and replaced with the following:
“Subject to the further provisions of this Section 3, the “Maturity Date” shall be the earlier to occur of (x) December 31, 2019, and (y) the date as of which the Maker has fully satisfied, or is released from, any and all liability (actual, contingent or otherwise) under that certain Indemnification Agreement dated as of September 2, 2009 between the Maker and Shidler Equities L.P., a Hawaii limited partnership (as the same has been or may be amended, restated, supplemented, modified or extended from time to time) (the “SELP Indemnification Agreement”).”
2.    Full Force and Effect. Except as expressly modified and amended hereby, each Note shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved.
3.    Amendment Not Novation. The changes and modifications made to each Note by this Fourth Amendment constitute amendments to such Note and are not a novation of such Note.

4.    Counterparts. This Fourth Amendment may be executed in counterparts which, taken together, shall constitute a single instrument.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

PACIFIC OFFICE PROPERTIES, L.P.

By:    PACIFIC OFFICE PROPERTIES TRUST, INC., its sole general partner

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Chief Executive Officer

SHIDLER FAMILY PROPERTIES LLC,
a Hawaii limited liability company

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     Manager

JAMES C. REYNOLDS, INC.,
a California corporation

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:

JAMES C. REYNOLDS REVOCABLE LIVING TRUST

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     Trustee

WATERFRONT EXECUTIVE PARTNERS, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

250 QUEEN STREET INVESTMENT COMPANY,
a Hawaii limited partnership

By:    810 Richards Investment Corp.,
a Hawaii corporation, its General Partner

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:    Vice President

PBN EXECUTIVE PARTNERS, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

SHIDLER EQUITIES L.P.,
a Hawaii limited partnership

By:    Shidler Equities Corp., a Hawaii corporation

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:    President

REYNOLDS PARTNERS,
a Hawaii limited partnership

By:    JC Reynolds, LLC, a Hawaii limited liability company, its general partner

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:    Managing Member

JRI EQUITIES, LLC,
a California limited liability company

By:    /s/ James R. Ingebritsen
Name:    James R. Ingebritsen
Title:     Managing Member

MJR EQUITIES, LLC,
a California limited liability company

By:    /s/ Matthew J. Root
Name:    Matthew J. Root
Title:     Managing Member

/s/ Lawrence J. Taff
Lawrence J. Taff

/s/ James C. Reynolds
James C. Reynolds

CITY SQUARE EXECUTIVE PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

USB EXECUTIVE PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

Exhibit A

Holder	Date of Note	Principal Amount of Note
Shidler Family Properties LLC, a Hawaii limited liability company (1)	March 19, 2008	$218,184.00
James C. Reynolds, Inc., a California corporation (1)	March 19, 2008	$181,820.00
Lawrence J. Taff (1)	March 19, 2008	$109,092.00
JRI Equities, LLC, a California limited liability company (1)	March 19, 2008	$109,092.00
MJR Equities, LLC, a California limited liability company (1)	March 19, 2008	$109,092.00
Shidler Equities, L.P., a Hawaii limited partnership (2)	March 19, 2008	$270,623.70
James C. Reynolds Revocable Living Trust (2)	March 19, 2008	$153,367.50
Lawrence J. Taff (2)	March 19, 2008	$92,020.50
JRI Equities, LLC, a California limited liability company (2)	March 19, 2008	$48,729.15
MJR Equities, LLC, a California limited liability company (2)	March 19, 2008	$48,729.15
Shidler Equities, L.P., a Hawaii limited partnership (3)	March 19, 2008	$165,256.87
James C. Reynolds (3)	March 19, 2008	$73,447.50
Lawrence J. Taff (3)	March 19, 2008	$16,525.69
JRI Equities, LLC, a California limited liability company (3)	March 19, 2008	$16,525.69
MJR Equities, LLC, a California limited liability company (3)	March 19, 2008	$16,525.69
Waterfront Executive Partners, LLC, a Hawaii limited liability company (3)	March 19, 2008	$5,508.56
250 Queen Street Investment Company, a Hawaii limited partnership	March 19, 2008	$801,660.00
Shidler Equities, L.P., a Hawaii limited partnership (4)	March 19, 2008	$92,285.62
James C. Reynolds Revocable Living Trust (4)	March 19, 2008	$64,599.35

Holder	Date of Note	Principal Amount of Note
Lawrence J. Taff (4)	March 19, 2008	$13,843.13
JRI Equities, LLC, a California limited liability company (4)	March 19, 2008	$9,228.76
MJR Equities, LLC, a California limited liability company (4)	March 19, 2008	$9,228.76
PBN Executive Partners, LLC, a Hawaii limited liability company (4)	March 19, 2008	$4,614.38
Shidler Equities, L.P., a Hawaii limited partnership (5)	March 19, 2008	$3,348,000.00
Reynolds Partners, a Hawaii limited partnership (5)	March 19, 2008	$3,348,000.00
JRI Equities, LLC, a California limited liability company (5)	March 19, 2008	$1,674,000.00
MJR Equities, LLC, a California limited liability company (5)	March 19, 2008	$1,674,000.00
Lawrence J. Taff (5)	March 19, 2008	$1,116,000.00
City Square Executive Partners, LLC, a Delaware limited liability company (5)	March 19, 2008	$840,000.00
Shidler Equities, L.P., a Hawaii limited partnership (6)	March 19, 2008	$519,133.63
Reynolds Partners, a Hawaii limited partnership (6)	March 19, 2008	$519,133.63
JRI Equities, LLC, a California limited liability company (6)	March 19, 2008	$259,566.81
MJR Equities, LLC, a California limited liability company (6)	March 19, 2008	$259,566.81
Lawrence J. Taff (6)	March 19, 2008	$173,044.54
City Square Executive Partners, LLC, a Delaware limited liability company (6)	March 19, 2008	$130,248.58
Shidler Equities, L.P., a Hawaii limited partnership (7)	April 30, 2008	$418,695.00
James C. Reynolds (7)	April 30, 2008	$284,795.00
Lawrence J. Taff (7)	April 30, 2008	$106,090.00
JRI Equities, LLC, a California limited liability company (7)	April 30, 2008	$110,210.00

Holder	Date of Note	Principal Amount of Note
MJR Equities, LLC, a California limited liability company (7)	April 30, 2008	$110,210.00
Shidler Equities, L.P., a Hawaii limited partnership (8)	May 23, 2008	$321,680.11
James C. Reynolds (8)	May 23, 2008	$218,805.79
Lawrence J. Taff (8)	May 23, 2008	$81,508.12
JRI Equities, LLC, a California limited liability company (8)	May 23, 2008	$84,673.49
MJR Equities, LLC, a California limited liability company (8)	May 23, 2008	$84,673.49
Shidler Equities, L.P., a Hawaii limited partnership (9)	May 23, 2008	$347,700.00
Reynolds Partners, a Hawaii limited partnership (9)	May 23, 2008	$347,700.00
Lawrence J. Taff (9)	May 23, 2008	$115,900.00
JRI Equities, LLC, a California limited liability company (9)	May 23, 2008	$173,850.00
MJR Equities, LLC, a California limited liability company (9)	May 23, 2008	$173,850.00
USB Executive Partners, LLC, a Delaware limited liability company (9)	May 23, 2008	$61,000.00
Shidler Equities, L.P., a Hawaii limited partnership	September 25, 2009	$627,230.52
Reynolds Partners, a Hawaii limited partnership	September 25, 2009	$502,191.15
JRI Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
MJR Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
Lawrence J. Taff	September 25, 2009	$135,287.02
Shidler Equities L.P., a Hawaii limited partnership	February 6, 2014	$2,015,267.00
Reynolds Partners, a Hawaii limited partnership	February 6, 2014	$2,703,333.00

Holder	Date of Note	Principal Amount of Note
JRI Equities, LLC, a California limited liability company	February 6, 2014	$1,255,425.00
MJR Equities, LLC, a California limited liability company	February 6, 2014	$1,255,427.00
Lawrence J. Taff	February 6, 2014	$1,099,282.00
Shidler Equities, L.P., a Hawaii limited partnership	September 30, 2016	$3,000,000.00
___________

(1) As assignee of Note originally issued to Pan Am Partners, LLC on March 19, 2008 in the principal amount of $727,280.00.
(2) As assignee of Note originally issued to STIRR Davies, LLC on March 19, 2008 in the principal amount of $613,470.00.
(3) As assignee of Note originally issued to Waterfront Partners OP, LLC on March 19, 2008 in the principal amount of $293,790.00.
(4) As assignee of Note originally issued to STIRR-PBN, LLC on March 19, 2008 in the principal amount of $193,800.00.
(5) As assignee of Note originally issued to POP Venture, LLC on March 19, 2008 in the principal amount of $12,000,000.00, and distributed and assigned on that date to N. Central, LLC.
(6) As assignee of Note originally issued to N. Central, LLC on March 19, 2008 in the principal amount of $1,860,694.00.
(7) As assignee of Note originally issued to STIRR Black Canyon, LLC on April 30, 2008 in the principal amount of $1,030,000.00.
(8) As assignee of Note originally issued to STIRR 2155 Kalakaua, LLC on May 23, 2008 in the principal amount of $791,341.00.
(9) As assignee of Note originally issued to STIRR USB Tower, LLC on May 23, 2008 in the principal amount of $1,220,000.00.